                                                                   EXHIBIT 10.22

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                 AMENDMENT TWO

                                       TO

                                COVER AGREEMENT

                                    BETWEEN

                 SPRINT COMMUNICATIONS COMPANY L.P. ("SPRINT")
                                      AND
               VERIO, INC. (FORMERLY WORLDNET, INC.) ("CUSTOMER")


This Amendment Two ("Amendment") to the Cover Agreement is entered into by and between Sprint and Customer, effective as of the first day of the first complete billing month following the date this Amendment is signed by both parties ("Amendment Two Commencement Date").

         WHEREAS, Sprint and Customer entered into a certain Cover Agreement on September 30, 1996 ("Cover Agreement") and Amendment One to that Cover Agreement on November 7, 1996 ("Amendment One"), and

         WHEREAS, the parties wish to amend the Cover Agreement to: (a) modify certain special prices and terms for Sprint's Domestic ATM, Clearline and Sprint Clarity Services, (b) add the terms and prices for a Customer Network Monitoring (CNM) capability for ATM Services, and (c) add special prices and terms for Domestic Sprint Frame Relay Services.

         NOW THEREFORE, for and in consideration of the mutual agreement and understandings contained herein, the parties agree as follows.

1.       CHANGES TO LIST OF PRODUCTS AND SERVICES

         A. The following products and services are added to the list of "Products and Services": "Sprint Clarity and Domestic Sprint Frame Relay."

2.       CHANGES TO ATM PRICING AND TERMS - OC3 PORTS

         A. The table in Subsection 4.A.1 of the Cover Agreement is hereby amended by adding OC-3 Port pricing as follows:

                 Port         Installation Charge    Monthly Charge
                 ----         -------------------    --------------
                 OC-3 Port    $(*) each            $ (*) each per month

         B. Subsection 4.A.2 of the Cover Agreement is hereby amended by adding the following:

                 "Sprint shall apply a (*) percent (*%) discount to the OC-3 Monthly Port Connection charge specified above. Notwithstanding in the first paragraph of this Subsection, installation charges for OC-3 Ports are not subject to the (*)% discount."


Amendment Two to Cover Agreement - Verio   1 of 8                       02/19/98
                         SPRINT PROPRIETARY INFORMATION

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

         C. Subsection 4.D of the Cover Agreement is hereby amended by adding a new Subsection 4.D.6 as follows:

                 "6. Orders for DS-3 Ports and OC-3 Ports will be accepted in
                  Sprint's sole discretion."

3.       CUSTOMER NETWORK MONITORING - ATM SERVICES

         A new Subsection 4.E is hereby added to the Cover Agreement as follows:

         "E. Customer Network Monitoring - Sprint shall provide Customer with a Customer Network Monitoring (CNM) capability for its ATM sites during the remaining Term of the Cover Agreement, which CNM capability shall consist of: (a) a 64 Kbps out-of-band connection from Customer's premise to the Sprint Broadband Operations Center (BBOC), (b) access to the Proxy Agent workstation located at the Sprint (BBOC), (c) standard installation and testing of the CNM, and (d) standard monitoring and reporting per the Proxy Agent. Customer shall be responsible for making appropriate router configuration changes for this capability. The non-recurring CNM charge is $(*) per CNM.
         Sprint shall waive the monthly recurring CNM charge of $(*) per CNM. Customer shall pay Sprint all charges for local access lines per Sprint Tariff 8."

4.       CHANGES TO CLEARLINE PRICING AND TERMS

         A. Subsection 5.A of the Cover Agreement is hereby amended as follows:

                 1. Subsection 5.A is changed by adding the words "DS-1 (Clearline 1.5)" to the beginning of the heading as follows:

                          "DS-1 (Clearline 1.5). DS-3 (Clearline 45) and OC-3 (Private Line) Special Prices"

                 2. Subsection 5.A.1 is hereby deleted in its entirety and a new Subsection 5.A.1 is added in lieu thereof which shall read as follows:

                          "1. Interstate DS-3 Inter-Exchange (IXC) Charges During each billing month of the Term following the Amendment Two Commencement Date, Customer will receive a (*)% discount, in lieu of all other discounts, on the monthly recurring charges for the interexchange portion of its point-to-point interstate (not including the domestic extension of international private lines) Clearline 45 private line circuits installed during the Term."

                 3. A new Subsection 5.A.3 is hereby added which shall read as follows:

                          "3. DS-1 Inter-exchange (IXC) Charges During each billing month of the Term following the Amendment Two Commencement Date, Customer will be charged the applicable rates from the tables below (based on Customer's Monthly Volume of Service ("MVS") and individual Order terms) for the monthly recurring charges on the interexchange portion of each point-to-point interstate (not including the domestic extension of international private lines) Clearline
                          1.5 private line circuits installed during the Term.



Amendment Two to Cover Agreement - Verio   2 of 8                       02/19/98
                        SPRINT PROPRIETARY INFORMATION

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                               Less than Three (3) Year Order Term Rates
                                       Monthly Recurring Charges


                         MVS             Fixed Rate per Circuit    Rate per IXC Circuit Mile
                 --------------------    ----------------------    -------------------------
                 $      0  - $ 49,999           (***)                        (***)
                 $ 50,000  - $ 74,999           (***)                        (***)
                 $ 75,000  - $ 99,999           (***)                        (***)
                 $100,000  - $199,999           (***)                        (***)
                 $200,000  - $499,999           (***)                        (***)
                 $500,000+                      (***)                        (***)



                                      Three Year Order Term Rates
                                       Monthly Recurring Charges


                         MVS             Fixed Rate per Circuit    Rate per IXC Circuit Mile
                 --------------------    ----------------------    -------------------------
                 $      0  - $ 49,999           (***)                        (***)
                 $ 50,000  - $ 74,999           (***)                        (***)
                 $ 75,000  - $ 99,999           (***)                        (***)
                 $100,000  - $199,999           (***)                        (***)
                 $200,000  - $499,999           (***)                        (***)
                 $500,000+                      (***)                        (***)


                 For purposes of this paragraph, MVS Contributory Services are:
                 Customer's total monthly circuit charges for the interexchange portion of Customer's domestic Clearline 1.5 private line circuits, calculated after all available discounts have been applied.

                 During the first twelve (12) billing months following the Amendment Two Commencement Date. Customer will receive the rates in the tables above which correspond to the $(*) MVS level or such higher level as Customer may achieve during any such billing month. Beginning in the 13th billing month following the Amendment Two Commencement Date and continuing through the last billing month of the Term, Customer will receive rates based on the actual MVS level each month."

         B. Subsection 5.B of the Cover Agreement entitled "Special Clearline Terms" is hereby amended as follows:

                 1. Subsection 5.B.1 is deleted in its entirety and a new Subsection 5.B.1 is added in lieu thereof which shall read as follows:

                          "1. The special prices above for Sprint's Clearline and Private Line Services are contingent on Customer maintaining the following minimum average circuit lengths (POP-to-POP) during each billing month of the
                          Term:



                                       :
                                  (***):                        (***)
                                       :



                                                      (***)






Amendment Two to Cover Agreement - Verio   3 of 8                       02/19/98
                        SPRINT PROPRIETARY INFORMATION

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


         2. A new Subsection 5.B.3 and Subsection 5.B.4 is added which shall read as follows:

                 "3. During each billing month of the Term, at least (*) percent ((*)%) of Customer's Clearline 1.5 traffic must be interstate traffic."

                 "4. Orders for DS-3 and OC-3 circuits will be accepted in Sprint's sole discretion."

5.       CHANGES TO CLARITY PRICING AND TERMS

         A. Subsection 2.A of Amendment One, entitled "Usage Charges" is hereby deleted its entirety and a new Subsection 2.A is added in lieu thereof which shall read as follows:

                 "A. Usage Charges

                     Beginning on the Amendment Two Commencement Date, Customer will be charged the applicable fixed Net Effective
                     Usage rates from the tables below for its Sprint Clarity Products and Services:

                     1. Customer will be charged the applicable fixed Net
                        Effective Usage rates from the table below, based on Customer's Monthly Volume of Services (MVS), for its interstate Sprint Clarity Outbound Service Usage Charges and interstate Sprint Clarity Toll Free Service Usage
                        Charges:

                                                   Rate Per Minute
                                MVS             Dedicated    Switched
                        --------------------    ---------    --------
                        $  0     - $ 99,999       (***)       (***)
                        $100,000 - $149,999       (***)       (***)
                        $150,000 - $199,999       (***)       (***)
                        $200.000 - $299,999       (***)       (***)
                        $300,000+                 (***)       (***)

                 For purposes of this paragraph, MVS Contributory Services are:
                 (a) Customer's total monthly Usage Charges for Sprint Clarity Outbound and Sprint Clarity Toll Free Services, calculated after all available discounts have been applied, (b) Customer's total monthly circuit charges for the interexchange portion of Customer's domestic Clearline 1.5 and Clearline 45 private line circuits, calculated after all available discounts have been applied, and (c) Customer's total monthly Usage Charges for Sprint ATM and Sprint Frame Relay, calculated after all available discounts have been applied.

                 2. Customer will be charged the applicable fixed Net Effective Usage rates from the table below for its intrastate Sprint Clarity Outbound Service Usage Charges in California:


                                          Rate per minute
                                     Dedicated        Switched

                   Jurisdiction               Peak  Off-Peak   Peak    Off-Peak
                   ------------              ------  --------  -----   --------
                   InterLATA (California)    $ (***) $   (***) $(***)  $  (***)
                   IntraLATA (California)    $ (***) $   (***) $(***)  $  (***)


                3. Customer will be charged the applicable fixed Net Effective
                   Usage rates from the table below for its intrastate Sprint Clarity Toll Free Service Usage in California:





Amendment Two to Cover Agreement - Verio    4 of 8                      02/19/98
                       SPRINT PROPRIETARY INFORMATION

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                              Rate Per Minute
                                        Dedicated        Switched
                       Jurisdiction            Peak    Off-Peak  Peak    Off-Peak
                       ------------            ----    --------  ----    --------
                       InterLATA (California)  $ (*)   $   (*)   $ (*)   $   (*)
                       IntraLATA (California)  $ (*)   $   (*)   $ (*)   $   (*)


         B. Subsection 2.B of Amendment One, entitled "Installation Charges" is hereby deleted in its entirety. Subsection 2.B of Amendment One, which provided for waived installation charges for T-1 access lines used to access Sprint's voice services, is addressed in Subsection 7.B of this Amendment Two below.

6.       DOMESTIC SPRINT FRAME RELAY SERVICES

         The following is hereby added to the Cover Agreement.

         A.      Charges for Frame Relay Products and Services

                 Sprint's Frame Relay Products and Services are governed by applicable Tariffs on file with regulatory agencies. As set forth in the applicable Tariffs, the following are the primary components of the pricing for Sprint's Frame Relay Products and Services. The term "Domestic" shall mean the 48 contiguous United States and the District of Columbia.

                 1. Local Access Facilities - These are the charges for the physical telco leased line connecting the Customer premise to the Sprint Frame Relay Network. Access line charges and terms, Access Coordination Fees (ACF) and Central Office Connection (COC) fees shall be pursuant to Sprint Tariff 8.

                 2. Access Channel or Port - These are the charges for the port access to the Sprint Frame Relay Network. There is a one-time installation charge and a monthly recurring charge based on the maximum allowed burst size (bandwidth) required for each access channel
                          (port).

                 3. Permanent Virtual Connection (PVC) - These are the charges for use of the Sprint network to interconnect Customer's specific end-points. For Domestic Frame Relay Services, PVC charges are based on the class of service selected by the Customer; either Frame Relay for LAN or Frame Relay for SNA. Both classes of Service can be provisioned with a variety of Committed Information Rates (CIRs). There is a one time installation charge and a monthly recurring charge per PVC.

                 4. Customer Premise Equipment - Certain Customer Premise Equipment ("CPE") is required in order to utilize Sprint's Frame Relay Products and Services. Customer may purchase or rent such CPE from Sprint pursuant to the Sprint CPE Order form. There is a one time installation charge for CPE installed by Sprint.

         B.      Domestic Sprint Frame Relay Special Prices and Terms

                 1. For Domestic Sprint Frame Relay Services, Sprint shall waive (*) of the installation charges for Access Channels (Ports) and Frame Relay for LAN PVCs installed during the Term, contingent on Customer using such Access Channels (Ports) and PVCs for a minimum of twenty-four (24) continuous months ("Minimum Use Period"). For any Access Channels (Ports) and PVCs which are terminated prior to the end of the Minimum Use Period set forth


Amendment Two to Cover Agreement - Verio   5 of 8                       02/19/98
                        SPRINT PROPRIETARY INFORMATION

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                          herein, Customer shall be obligated to pay Sprint a pro-rata amount of the waived installation charges based upon the number of months remaining in the Minimum Use Period.

                 2. For Domestic Sprint Frame Relay Services, Customer will receive the applicable discount from the table below, in lieu of all other discounts, on the monthly recurring charge for each Domestic Sprint Frame Relay for LAN Service, 56/64 Kbps Access Channel in service during the Term, based on the individual Access Channel Order term and the total number of Customer's Access Channels (Ports) installed at the time of the
                          Order:

                                                  Order Term in Years
                                Access Channels
                                   Installed      One    Two    Three   Four
                                ---------------   ---    ---    -----   ----
                                     0-24         (*)%   (*)%    (*)%    (*)%
                                    25-49         (*)%   (*)%    (*)%    (*)%
                                    50-74         (*)%   (*)%    (*)%    (*)%
                                    75-99         (*)%   (*)%    (*)%    (*)%
                                    100+          (*)%   (*)%    (*)%    (*)%

                 3. For Domestic Sprint Frame Relay Services, Customer will receive the applicable discount from the table below, in lieu of all other discounts, on the monthly recurring charge for each Domestic Sprint Frame Relay for LAN Service 112/128 Kbps through 1344/1536 Kbps Access Channel in service during the Term, based on the individual Access Channel Order term and the total number of Customer's Access Channels (Ports) installed at the time of the Order:

                                                  Order Term in Years
                                Access Channels
                                   Installed      One    Two    Three   Four
                                ---------------   ---    ---    -----   ----
                                     0-24         (*)%   (*)%    (*)%    (*)%
                                    25-49         (*)%   (*)%    (*)%    (*)%
                                    50-74         (*)%   (*)%    (*)%    (*)%
                                    75-99         (*)%   (*)%    (*)%    (*)%
                                    100+          (*)%   (*)%    (*)%    (*)%

                 4. For Domestic Sprint Frame Relay Services, Customer will receive the applicable discount from the table below, in lieu of all other discounts, on the monthly recurring charge for each Domestic Sprint Frame Relay for LAN Service (zero-CIR) permanent virtual circuit
                          (PVC) in service during the Term, based on the individual PVC Order term and the total number of Customer's Access Channels (Ports) installed at the time of the Order:

                                                  Order Term in Years
                                Access Channels
                                   Installed      One    Two    Three   Four
                                ---------------   ---    ---    -----   ----
                                     0-24         (*)%   (*)%    (*)%    (*)%
                                    25-49         (*)%   (*)%    (*)%    (*)%
                                    50-74         (*)%   (*)%    (*)%    (*)%
                                    75-99         (*)%   (*)%    (*)%    (*)%
                                    100+          (*)%   (*)%    (*)%    (*)%



Amendment Two to Cover Agreement - Verio   6 of 8                       02/19/98
                        SPRINT PROPRIETARY INFORMATION

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

7.       LOCAL ACCESS FACILITIES

         A. Subsection 6.A of the Cover Agreement is amended by changing the word "Clearline" in the second line of Subsection 6.A to read "Clearline 45 and Private Line (OC-N)" as follows:

                 "All charges for Local Access Facilities provided by Sprint to access the ATM and Clearline 45 and Private Line (OC-N) Products and Services (including ACF and COC) shall be quoted by Sprint on an individual Order basis."

         B. Subsection 6.B of the Cover Agreement (as previously amended) is hereby deleted in its entirety and a new Subsection 6.B is added in lieu thereof which shall read as follows:

                 "B. Sprint will waive (*)% of the installation charges (including non-recurring ACF and COC charges) for the following Sprint provided or Customer provided local access lines installed during the Term, contingent on Customer using such access lines for a minimum of twenty-four (24) continuous months ("Minimum Use Period").

                          1. domestic DS-1, DS-3 and OC-3 access lines used to access Sprint's Domestic ATM and Clearline (including OC-3) Products and Services;
                          2. domestic T-1 and DAL access lines used to access Sprint's Domestic Frame Relay Services;
                          3. domestic T-1 access lines used to access Sprint's voice services.

                          If Customer disconnects any access line in which Sprint waived the installation charges prior to the end of the Minimum Use Period set forth herein, then Customer shall be obligated to pay Sprint the pro-rata dollar amount of the waived installation charges based on the number of months from the effective date of such termination to the expiration date of the Minimum Use Period."

         C.      A new Subsection 6.C is hereby added as follows:

                 "C. DS-1 ACF and COC Monthly Recurring Charges. Sprint will waive: (a) (*)% of the monthly recurring ACF charges, and (b) (*)% of the monthly recurring COC charges on Sprint-provided domestic DS-1 (Clearline 1.5) private line circuits with individual circuit terms of three (3) years or longer installed or in service during the Term."

8.       OTHER SPECIAL TERMS

         Section 8 of the Cover Agreement entitled "Other Special Terms" is hereby amended by adding the following new Subsection 8.G:

         "G. Sprint must be Customer's Preferred Telecommunications Services Provider for all its voice telecommunications services."

9.       CUSTOMER'S AFFILIATES AND SUBSIDIARIES

         Attachment C to the Cover Agreement is hereby modified by deleting the list of Customer's Affiliates and Subsidiaries and adding the list of Customer's Affiliates and Subsidiaries attached to this Amendment in lieu thereof.


Amendment Two to Cover Agreement - Verio   7 of 8                       02/19/98
                        SPRINT PROPRIETARY INFORMATION

10.     ENTIRE AGREEMENT

        A. This Amendment Two represents the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior statements, communications or agreements, whether oral or written, between the parties.

        B. This Amendment Two, Amendment One, the Cover Agreement, the Orders and all applicable Tariffs shall represent the entire agreement between the parties with respect to Sprint's provision of the Products and Services. In the event of any conflict between any of the aforementioned documents, the following shall be the order of precedence: (1) the applicable Tariffs, (2) this Amendment Two, (3) Amendment One, (4) the Cover Agreement, and (5) the Orders.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Two to the Agreement to be executed by their duly authorized representatives.

VERIO, INC.                                SPRINT COMMUNICATIONS COMPANY, L.P.

By: /s/ CHRIS DEMARCHE                     By: /s/ DAVE BERRY
   -------------------------------------      --------------------------------
   Signature                                  Signature


   Chris DeMarche                             Dave Berry
   -------------------------------------      --------------------------------
   Name Typed or Printed                      Name Typed or Printed


   Chief Technical Officer                    Vice President
   -------------------------------------      --------------------------------
   Title                                      Title

   February 25, 1998                          March 2, 1998
   -------------------------------------      --------------------------------
   Date                                       Date



Amendment Two to Cover Agreement - Verio   8 of 8                       02/19/98
                        SPRINT PROPRIETARY INFORMATION

                                  ATTACHMENT C

                 LIST OF CUSTOMER'S AFFILIATES AND SUBSIDIARIES

Attached is a list of the affiliates and subsidiaries of Verio, Inc. who are eligible to obtain the Products and Services pursuant to the terms and conditions and prices set forth in this Agreement. This list may change from time to time upon written agreement of the parties.

LISTING OF AFFILIATES:
----------------------
ACCESSONE                  INTERNET INTERSTATE         RAINET
11321 NE 120th             4925 Saint Elmo Avenue      The Hazeltine Building
Suite B                    Bethesda, MD 20814          133 SE 2nd Avenue
Kirkland, WA 98034         (301) 652-4468              Suite 230
(206) 814-9100                                         Portland, OR 97204
                           NATIONAL KNOWLEDGE          (503) 227-1945
AIMNET                     NETWORK
2350 Mission College       400 North St. Paul Street   RUSTNET
Blvd.                      Suite 500                   33129 Schoolcraft Road
Suite 600                  Dallas, TX 75201            Livonia, MI 48150
Santa Clara, CA 95054      (214) 880-0700              (313) 762-6000
(408) 567-3800
                           NORTHWEST NET, INC.         SERVICE TECH
CCNET, INC.                15400 S.E. 30th Place       182 Monroe Avenue
1777 Botelho Drive         Suite 202                   Rochester, New York
Suite 130                  Bellevue, WA 98007          14607
Walnut Creek, CA 94596     (206) 649-7400              (716) 263-3360
(1)    988-0680
                           ONRAMP TECHNOLOGIES         SIGNET PARTNERS, INC.
COMPUTE INTENSIVE          1950 Stemmons Freeway       1515 South Capital of
8001 Irvine Center Drive   The InfoMart                Texas Highway
Suite 1130                 Suite 2026                  Suite 400
Irvine, CA 92718           Dallas, TX 75207            Austin, TX 78745
(1)    450-8400            (214) 672-7267              (512) 306-0700

COMPUTECH                                              STRUCTURED NETWORK
422 West Riverside Drive   PACIFIC RIM NETWORK,        SYSTEMS
Suite 328                  INC.                        Imperial Business Park
Spokane, WA 99201          725 N State Street          15635 SE 114th Ave
(509) 624-6798             Bellingham, WA 98225        Suite 201
                           (360) 650-0442              Clackamus, OR 97015
GLOBAL ENTERPRISE                                      (503) 656-3530
SERVICES, INC. (GES)       PIONEER GLOBAL              Fax: 402-436-3036
4390 US Route 1 North,     811 Boylston Street
3rd Floor                  Boston, MA 02116
Princeton, NJ 08510        (617) 375-0200
(609) 514-3800

                                      C-1                              02/19/98
                        SPRINT PROPRIETARY INFORMATION

SURF NETWORK, INC.         DYNANET                     ATMNET
303 Horsham Road           COMMUNICATIONS, INC.        5440 Morehouse Dr, Suite
Suite 8B                   215-773-0700                3700
Horsham, PA 19044          Fax: 215-672-7705           San Diego, CA 92121
(215) 682-0100
                           GLOBAL INTERNET             VERIO COLORADO
WEST COAST ONLINE          755 Page Mill Road, Suite   7400 E. Orchard, Suite
5800 Redwood Drive         A-101                       3000
2nd Floor                  Palo Alto, CA 94304         Englewood, CO 80111
Rohnert Park, CA 94928     Telephone: 800-682-5550     708-2201
(707) 586-3060


                                      C-2                               02/19/98
                        SPRINT PROPRIETARY INFORMATION